INSTITUTIONAL INVESTOR PROXY FACTS

A special Meeting of Shareholders will be held Monday, December 17, 2001 at 1:00 pm Central Time at A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, Texas. The meeting will be for the approval of an amendment to the Master Investment Advisory Agreement with A I M Advisors, Inc. The voting will be by proxy or in-person. We encourage you to read the [LINK] Proxy Statement in full, however, you may access the online [LINK] Questions and Answers for general information regarding the proxy statement.

--------------------------------------------------------------------------------

Please select one of the funds below to read answers to common questions regarding your fund's proxy vote and to access Annual/Semi-Annual Reports and Prospectuses.

     [LINK] Short-Term Investments Co. - Prime Portfolio

     [LINK] Short-Term Investments Trust - Treasury Portfolio

--------------------------------------------------------------------------------

YOU MAY CAST YOUR VOTE BY ANY OF THE FOLLOWING METHODS:

     o BY PROXY Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

     o IN PERSON If you do attend the meetings and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from such broker, bank or nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have further questions about Proxy Voting, contact your AIM Institutional Group Representative at 1-800-659-1005. All votes must be received before or at the Shareholder Meeting, which will be held at 1:00 P.M. Central Time on December 17, 2001.

--------------------------------------------------------------------------------

                         FUND MANAGEMENT COMPANY 11/2001

           --Copyright-- 2001 A I M Management Group Inc. All Rights Reserved.

SHORT-TERM INVESTMENTS CO. - PRIME PORTFOLIO

                             RELATED LINKS [LINKS]

                             o  Proxy Statement (PDF)

                             o  Short-Term Investment Trust - Treasury Portfolio

                             o  Institutional Investor Proxy Facts

Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Reserve Class
Resource Class


We encourage you to read the [LINK] Proxy Statement (PDF) in full; however, the following [LINK] Proposal for Approval represents some typical questions that shareholders may have regarding the proxy.

[LINKS]
                                                            REPORTS
                                                  --------------------------
SHARE CLASS                     PROSPECTUS        ANNUAL       SEMI - ANNUAL
-----------                     ----------        ------       -------------
Cash Management                    HTML            PDF              PDF

Institutional                      HTML            PDF              PDF

Personal Investment                HTML            PDF              PDF

Private Investment                 HTML            PDF              PDF

Reserve                            HTML            PDF              PDF

Resource                           HTML            PDF              PDF

--------------------------------------------------------------------------------

                         FUND MANAGEMENT COMPANY 11/2001


       --copyright--2001 A I M Management Group Inc. All Rights Reserved.

      PROPOSAL FOR APPROVAL OF AN AMENDMENT TO MASTER INVESTMENT ADVISORY
                               AGREEMENT [LINKS]

                            RELATED LINKS

                            o  Proxy Statement (PDF)

                            o  General Questions & Answers

                            o  Short-Term Investments Co. - Prime Portfolio

                            o  Short-Term Investments Trust - Treasury Portfolio

                            o  Institutional Investor Proxy Facts

o    What am I being asked to vote on?

o How does the proposed Amendment alter the current Master Investment Advisory Agreement?

o    Where can I find more information concerning this proposal?

o    Who is the Investment Advisor for Prime Portfolio?

o    What Additional Services are Provided by AIM and its Affiliates?

o    What Fees are Charged for Similar Funds Managed by AIM?

o What did the Directors Consider in Approving the Amendment to the Master Investment Advisory Agreement?

o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve an amendment to the Master Investment Advisory Agreement between A I M Advisors, Inc. ("AIM") and Short-Term Investments Co., on behalf of the Prime Portfolio.

                                                               Back to Questions

HOW DOES THE PROPOSED AMENDMENT ALTER THE CURRENT MASTER INVESTMENT ADVISORY AGREEMENT?

It raises the fees payable to AIM for the investment advisory services it provides. The fees for the Prime Portfolio have not changed since the fund's inception in 1980. The Board has concluded that a change in the advisory fee is appropriate in light of the increased complexity of managing the fund, the level of services AIM provides, the performance of the fund and the fees charged for similar funds by competing investment advisors.

In conjunction with the proposed increase in advisory fees, AIM will enter into a contractual fee waiver with STIC, on behalf of Prime Portfolio, under which AIM will agree to waive one-half of its advisory fee. The waiver will remain in effect for one year from its effective date, which is expected to be January 1, 2002.

                                                               Back to Questions


WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSAL?

Further details can be found in the section of the proxy statement titled, "Approval of an Amendment to the Investment Advisory Agreements for the Funds."

                                                               Back to Questions

WHO IS THE INVESTMENT ADVISOR FOR PRIME PORTFOLIO?

AIM became the investment advisor for the Prime Portfolio on October 15, 1980. Prime Portfolio entered into its current Master Investment Advisory Agreement with respect to the Fund on June 1, 2000. Prime Portfolio's shareholders last voted on such agreement on May 3, 2000. The Board, including a majority of the independent directors of Prime Portfolio, last approved the current investment advisory agreement on May 9, 2001.

                                                               Back to Questions

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

AIM and its affiliates also provide additional services to Prime Portfolio. AIM provides, or arranges for others to provide, administrative services to Prime Portfolio. Fund Management Company serves as the principal underwriter for Prime Portfolio and A I M Fund Services, Inc. serves as Prime Portfolio's transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G of your proxy statement.

                                                               Back to Questions

WHAT FEES ARE CHARGED FOR SIMILAR FUNDS MANAGED BY AIM?

The compensation structures for other funds advised by AIM with similar investment objectives as the Fund is in Appendix H of your proxy statement.

                                                               Back to Questions

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE AMENDMENT TO THE MASTER INVESTMENT ADVISORY AGREEMENT?

At the request of AIM, the Board discussed the approval of the amendment to the master investment advisory agreement at a meeting held in person on September 28-29, 2001. The independent directors also discussed approval of the amendment to the master investment advisory agreement with independent counsel at that meeting. In evaluating the amendment to the master investment advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the amendment to the current master investment advisory agreement with respect to the Fund.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The Board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

                         FUND MANAGEMENT COMPANY 11/2001

         --Copyright-- A I M Management Group Inc. All Rights Reserved.

SHORT-TERM INVESTMENTS TRUST - TREASURY PORTFOLIO

                                 RELATED LINKS [LINKS]

                                 o  Proxy Statement (PDF)

                                 o  Short-Term Investments Co. - Prime Portfolio

                                 o  Institutional Investor Proxy Facts

Cash Management Class
Institutional Class
Personal Investment Class
Private Investment Class
Reserve Class
Resource Class

We encourage you to read the [LINK] Proxy Statement (PDF) in full; however, the following [LINK] Proposal for Approval represents some typical questions that shareholders may have regarding the proxy.

[LINKS]
                                                              REPORTS
                                                   ------------------------------
SHARE CLASS                     PROSPECTUS         ANNUAL           SEMI - ANNUAL
-----------                     ----------         ------           -------------
Cash Management                    HTML             PDF                 PDF

Institutional                      HTML             PDF                 PDF

Personal Investment                HTML             PDF                 PDF

Private Investment                 HTML             PDF                 PDF

Reserve                            HTML             PDF                 PDF

Resource                           HTML             PDF                 PDF

--------------------------------------------------------------------------------

                         FUND MANAGEMENT COMPANY 11/2001

      --Copyright-- 2001 A I M Management Group Inc. All Rights Reserved.

      PROPOSAL FOR APPROVAL OF AN AMENDMENT TO MASTER INVESTMENT ADVISORY
                               AGREEMENT [LINKS]

                            RELATED LINKS

                            o  Proxy Statement (PDF)

                            o  General Questions & Answers

                            o  Short-Term Investments Co. - Prime Portfolio

                            o  Short-Term Investments Trust - Treasury Portfolio

                            o  Institutional Investor Proxy Facts

o    What am I being asked to vote on?

o How does the proposed Amendment alter the current Master Investment Advisory Agreement?

o    Where can I find more information concerning this proposal?

o    Who is the Investment Advisor for Treasury Portfolio?

o    What Additional Services are Provided by AIM and its Affiliates?

o    What Fees are Charged for Similar Funds Managed by AIM?

o What did the Trustees Consider in Approving the Amendment to the Master Investment Advisory Agreement?

o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are asked to approve an amendment to the Master Investment Advisory Agreement between A I M Advisors, Inc. ("AIM") and Short-Term Investments Trust, on behalf of the Treasury Portfolio.

                                                               Back to Questions

HOW DOES THE PROPOSED AMENDMENT ALTER THE CURRENT MASTER INVESTMENT ADVISORY AGREEMENT?

It raises the fees payable to AIM for the investment advisory services it provides. The fees for the Treasury Portfolio have not changed since the fund's inception in 1984. The Board has concluded that a change in the advisory fee is appropriate in light of the increased complexity of managing the fund, the level of services AIM provides, the performance of the fund and the fees charged for similar funds by competing investment advisors.

In conjunction with the proposed increase in advisory fees, AIM will enter into a contractual fee waiver with STIT, on behalf of Treasury Portfolio, under which AIM will agree to waive one-half of its advisory fees. The waiver will remain in effect for one year from its effective date, which is expected to be January 1, 2002.

                                                               Back to Questions

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSAL?

Further details can be found in the section of the proxy statement titled, "Approval of an Amendment to the Investment Advisory Agreements for the Funds."

                                                               Back to Questions

WHO IS THE INVESTMENT ADVISOR FOR TREASURY PORTFOLIO?

AIM became the investment advisor for the Treasury Portfolio on March 28, 1984. Treasury Portfolio entered into its current Master Investment Advisory Agreement with respect to the Fund on June 1, 2000. Treasury Portfolio's shareholders last voted on such agreement on May 3, 2000. The Board, including a majority of the independent trustees of Treasury Portfolio, last approved the current master investment advisory agreement on May 9, 2001.

                                                               Back to Questions

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

AIM and its affiliates also provide additional services to Treasury Portfolio. AIM provides, or arranges for others to provide, administrative services to Treasury Portfolio. Fund Management Company serves as the principal underwriter for Treasury Portfolio and A I M Fund Services, Inc. serves as Treasury Portfolio's transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G of your proxy statement.

                                                               Back to Questions

WHAT FEES ARE CHARGED FOR SIMILAR FUNDS MANAGED BY AIM?

The compensation structures for other funds advised by AIM with similar investment objectives as the Fund is in Appendix H of your proxy statement.

                                                               Back to Questions

WHAT DID THE TRUSTEES CONSIDER IN APPROVING THE AMENDMENT TO THE MASTER INVESTMENT ADVISORY AGREEMENT?

At the request of AIM, the Board discussed the approval of the amendment to the master investment advisory agreement at a meeting held in person on September 28-29, 2001. The independent trustees also discussed approval of the amendment to the master investment advisory agreement with independent counsel at that meeting. In evaluating the amendment to the master investment advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the amendment to the current master investment advisory agreement with respect to the Fund.

                                                               Back to Questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The Board recommends that you vote FOR this proposal.

                                                               Back to Questions

--------------------------------------------------------------------------------

                         FUND MANAGEMENT COMPANY 11/2001

      --Copyright-- 2001 A I M Management Group Inc. All Rights Reserved.